SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                     FORM 8-K/A

                                   Amendment No. 1

                   Current Report Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934





Date of Report November 17, 1993                       Commission file
number 1-8459

                                New Plan Realty Trust
                 (Exact name of registrant as specified in charter)

     Massachusetts                                            13-1995781

(State of Incorporation)                           (IRS Employer
Identification No.)

                1120 Avenue of the Americas, New York, New York 10036
                      (Address of principal executive offices)

                                    (212) 869-3000
                           (Registrant's telephone number)


      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated November 17, 1993 as set forth in the pages attaches hereto:

Item 7.          Financial Statements and Exhibits.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        NEW PLAN REALTY TRUST
                                            (Registrant)

                                        By: /s/ Michael I. Brown
                                                Michael I. Brown
                                        Chief Financial Officer, Controller
Dated: January __, 1994

Item 7.    Financial Statements and Exhibits.

           Included herewith are the following financial statements reflecting the acquisitions of Heritage Square, Georgetown Square, Eastgate Shopping Center, Charlestown @ Douglass Hills and Ashford Place.

      1.   Report of Eichler, Bergsman, Belonsky & Guz, Independent
Certified
Public Accountants, dated January 4, 1994.

      2. Certain properties acquired - Historical summary of revenues and certain operating expenses for the year ended December 31, 1992.

      3. New Plan Realty Trust and Subsidiaries - Estimates of net income and funds generated from certain properties acquired (unaudited), and related Notes.

      4. New Plan Realty Trust and Subsidiaries - Pro forma condensed financial statements (unaudited):

           (a) Pro forma condensed statements of income for the three months ended October 31, 1993 and the twelve months ended July 31, 1993.

           (b)   Pro forma condensed balance sheet as at October 31, 1993.

           (c)   Notes to pro forma condensed financial statements.

                             CERTAIN PROPERTIES ACQUIRED
                HISTORICAL SUMMARY OF REVENUES AND CERTAIN OPERATING
                    EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1992



      Rental Income
$4,788,523

           Repairs and maintenance               $666,133
           Real estate taxes                     $400,196
           Certain operating expenses            $608,821
$1,675,150

      Excess of revenues over
        certain operating expenses
$3,113,373



NOTE:

The historical summary of revenues and certain operating expenses relate to the operations of three shopping centers: Heritage Square, Georgetown Square and Eastgate Shopping Center, and two garden apartment complexes:
Charlestown @ Douglass Hills and Ashford Place (collectively, the
"properties") while under ownership previous to New Plan Realty Trust.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase prices or financial arrangement.

Minimum future rentals for years ended July 31, under existing commercial operating leases at the shopping centers being reported on are approximately as follows (in thousands):

      1994 -     $2,871                     1997          -  $ 2,279
      1995 -      2,589                     1998          -    1,978
      1996 -      2,448                     thereafter    -   16,243

The above assumes that all leases which expire are not renewed, therefore neither renewal rentals nor rentals from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of percentage of reported tenants' sales volume, increases in Consumer Price Indices, common area maintenance charges and real estate tax reimbursements.

New Plan Realty Trust
1120 Avenue of the Americas
New York, New York 10036



                            INDEPENDENT AUDITOR'S REPORT


We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Heritage Square, Georgetown Square, Eastgate Shopping Center, Charlestown @ Douglass Hills and Ashford Place (the "Properties") for the year ended December 31, 1992. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation, and general and administrative expenses for the period examined, and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


Eichler Bergsman Belonsky & Co.
New York, New York
January 4, 1994

                       NEW PLAN REALTY TRUST AND SUBSIDIARIES
                  REQUIREMENTS PURSUANT TO RULE 3-14 REGULATION S-X

Part I    MANAGEMENT ASSESSMENT

          Management's assessment of the Properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the property, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I and II environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II   ESTIMATES OF NET INCOME AND FUNDS GENERATED FROM CERTAIN
PROPERTIES
          ACQUIRED (UNAUDITED)

          The following presents an estimate of net income and funds generated from the operation of the Properties for a twelve month period based on the Historical Summary of Revenues and Certain Operating Expenses for the Year Ended December 31, 1992 (attached). These estimated results do not purport to present expected results of operations for the Properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of income:
                                                       $3,113,000
Operating income before depreciation and mortgage interest expense

Less:
Estimated depreciation                                    732,000

Estimated taxable operating income                      2,381,000(A)

Estimates of funds generated:

Estimated taxable operating income                      2,381,000

Add:  Estimated depreciation                              732,000

Estimate of funds generated                             3,113,000(A)


(A) Estimates of operating income, net taxable income and funds generated do not include approximately 759,000 of annualized revenue increases that have occurred subsequent to December 31, 1992.

                       NEW PLAN REALTY TRUST AND SUBSIDIARIES
              NOTES TO ESTIMATES OF NET INCOME AND FUNDS GENERATED FROM
                             CERTAIN PROPERTIES ACQUIRED
                                     (UNAUDITED)



Basis of Presentation

      1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

      2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of
           the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                       NEW PLAN REALTY TRUST AND SUBSIDIARIES
                      PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                     (UNAUDITED)

      The following unaudited pro forma condensed balance sheet at October 31, 1993 reflects the acquisition of three shopping centers: Heritage Square (8/93), Georgetown Square (9/93), Eastgate Shopping Center (11/93), and two garden apartments: Charlestown at Douglass Hills (9/93) and Ashford Place (10/93).

      The pro forma condensed statements of income for the year ended July 31, 1993 and the three months ended October 31, 1993 assume the acquisition of these properties as if they had occurred as of August 1, 1992 and 1993, respectively. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of these properties.

      The unaudited pro forma condensed financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed statements of income may not be indicative of the results that would have actually occurred if the acquisitions had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed financial statements should be read in conjunction with New Plan Realty Trust's audited financial statements as of July 31, 1993 and for the year then ended (which are contained in the Trust's Form 10-K for the year ended July 31, 1993) and the unaudited financial statements as of October 31, 1993 and for the three months then ended (which are contained in the Trust's Form 10-Q for the period ended October 31, 1993) and the accompanying notes.

                       NEW PLAN REALTY TRUST AND SUBSIDIARIES
                 PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                        THREE MONTHS ENDED OCTOBER 31, 1993


                                         HISTORICAL      PRO FORMA
                           AS REPORTED   ACQUISITIONS    ADJUSTMENTS
PRO FORMA

Rental Revenues            $20,057,000     $1,197,000   ($349,000)   (2)
$20,905,000
Interest And Dividends       1,847,000                   (165,000)   (3)
1,682,000




                            21,904,000      1,197,000    (514,000)
22,587,000
Operating Expenses           6,693,000        419,000    (121,000)    (2)
6,991,000
Depreciation Expense         2,400,000                    109,000     (4)
2,509,000
Mortgage Interest Expense      450,000
450,000
                           ___________     __________  ___________
__________
                            12,361,000        778,000    (502,000)
12,637,000
Other Deductions               791,000
791,000
Other Income                   494,000
494,000
                           ___________     __________  ___________
__________
Net Income                 $12,064,000        778,000   ($502,000)
12,340,000
                           ___________     __________  ___________
__________

Net Income Per Share              $.25
  $.25
Average Shares Outstanding  49,005,000
49,005,000



                                                      NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                                PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                                                             YEAR ENDED JULY 31, 1993

                                                                                               PREVIOUSLY REPORTED
                                           HISTORICAL     PRO FORMA                         HISTORICAL    PRO FORMA      REVISED
                            AS REPORTED    ACQUISITIONS   ADJUSTMENTS      PRO FORMA     ACQUISITIONS(5)  ADJUSTMENTS    PRO FORMA

RENTAL REVENUES             $65,308,000    $4,788,000     $759,000    (2)  $70,855,000   $3,886,000         $775,000     $75,516,000
INTEREST AND DIVIDENDS       11,001,000                 (1,574,000)   (3)    9,427,000                    (1,295,000)(3)   8,132,000
                            ___________    __________    __________        ___________   __________       __________     ___________
                             76,309,000     4,788,000     (815,000)         80,282,000    3,886,000         (520,000)     83,648,000
OPERATING EXPENSES           22,440,000     1,675,000                       24,115,000    1,384,000                       25,499,000
DEPRECIATION EXPENSE          7,574,000                    732,000    (4)    8,306,000                       602,000       8,908,000
MORTGAGE INTEREST EXPENSE     1,386,000                                      1,386,000                                     1,386,000
                            ___________    __________    __________        ___________   __________       __________     ___________
                             44,909,000     3,113,000   (1,547,000)         46,475,000    2,502,000       (1,122,000)     47,855,000
OTHER DEDUCTIONS              2,620,000                                      2,620,000                                     2,620,000
OTHER INCOME                    940,000                                        940,000                                       940,000
                            ___________    __________    __________        ___________   __________       __________     ___________
NET INCOME                  $43,229,000    $3,113,000   ($1,547,000)       $44,795,000   $2,502,000      ($1,122,000)    $46,175,000

EARNINGS PER SHARE                 $.89                                           $.92                                          $.95

AVERAGE SHARES
  OUTSTANDING                48,838,346                                     48,838,346                                    48,838,346


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

                       NEW PLAN REALTY TRUST AND SUBSIDIARIES
                    PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                               AS OF OCTOBER 31, 1993



                                                  PRO FORMA
                                  AS REPORTED     ADJUSTMENTS       PRO FORMA

ASSETS:

  REAL ESTATE                     $407,630,000     $36,594,000(1)   $444,224,000
  CASH, CASH EQUIVALENTS, MKT
   SEC AND OTHER INVESTMENTS       108,915,000     (36,594,000)(1)    72,321,000
  OTHER                             13,072,000                        13,072,000

    TOTAL ASSETS                  $529,617,000                      $529,617,000

LIABILITIES:

  MORTGAGES PAYABLE               $ 17,429,000                        17,249,000
  OTHER LIABILITIES                 11,635,000                        11,635,000
                                  ____________                       ___________
                                    29,064,000                        29,064,000
SHAREHOLDERS' EQUITY               500,553,000                       500,553,000

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY              $529,617,000                       529,617,000


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

                       NEW PLAN REALTY TRUST AND SUBSIDIARIES
            NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


1.    Represents the acquisition of the Properties for cash.

2. Amounts as reported have been adjusted by historical results for the year ended December 31, 1992. These adjustments to the Pro Forma Condensed Statements of Income (Unaudited) have the effect of reflecting the results for the year ended July 31, 1993 and the three months ended October 31, 1993 as if the Properties had been acquired as of August 1, 1992 and 1993 respectively. Pro forma adjustments to rental revenue includes increases in rent as if such increase occurred at the beginning of the period.

3. The reduction in interest and dividend income is due to the actual use of cash and cash equivalents to pay the purchase price of the acquisitions. The average rate of return for the year ended July 31, 1993 and the three months ended October 31, 1993 was 4.3% and 4.5% respectively.

4. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

5. Refer to Form 8 Amendment No. 1 dated October 6, 1993 for previously reported amounts.